UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

October 25, 2004

RAE Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0588488
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1339 Moffett Park Drive, Sunnyvale, California 94089

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 752-0723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2004, RAE Systems Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

On October 25, 2004, the Company held an earnings conference call to discuss its financial results for the fiscal quarter ended September 30, 2004. A transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

Exhibit 99.1	Earnings release dated October 25, 2004 regarding the Company’s financial results for the fiscal quarter ended September 30, 2004.

Exhibit 99.2	Transcript of earnings call conducted by the Company on October 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2004

RAE SYSTEMS INC.

By:	/s/ Joseph Ng
Name:	Joseph Ng
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release dated October 25, 2004 regarding the Registrant’s financial results for the fiscal quarter ended September 30, 2004.

99.2	Transcript of earnings call conducted by the Registrant on October 25, 2004.